SCHEDULE 14C
                                 (RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

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                        Collectible Concepts Group, Inc.
                (Name of Registrant As Specified In Its Charter)

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      (1)   Title of each class of securities to which transaction applies:

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                        COLLECTIBLE CONCEPTS GROUP, INC.
                              1600 Lower State Road
                              Doylestown, PA 18901

                              INFORMATION STATEMENT
                             PURSUANT TO SECTION 14
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE NOT REQUESTED TO SEND US A PROXY

                                                        Doylestown, Pennsylvania
                                                        *, 2005

      This information statement has been mailed on or about *, 2005 to the stockholders of record on *, 2005 (the "Record Date") of Collectible Concepts Group, Inc., a Delaware corporation (the "Company") in connection with certain actions to be taken by the written consent by the majority stockholders of the Company, dated as of *, 2005. The actions to be taken pursuant to the written consent shall be taken on or about *, 2005, 20 days after the mailing of this information statement.

      THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

                                            By Order of the Board of Directors,


                                            /s/ Paul S. Lipschutz
                                            Chairman of the Board

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF A SPECIAL MEETING OF THE STOCKHOLDERS, DATED *, 2005

To Our Stockholders:

      NOTICE IS HEREBY GIVEN that the following action will be taken pursuant to a written consent of a majority of stockholders dated *, 2005, in lieu of a special meeting of the stockholders. Such action will be taken on or about *, 2005:

      1. To Amend the Company's Certificate of Incorporation, as amended, to:

            (a) increase the number of authorized shares of common stock, par value $.001 per share (the "Common Stock"), of the Company from 700,000,000 shares to 10,000,000,000 shares; and

            (b) authorize the creation of 10,000,000 shares of blank check preferred stock;

      2. To ratify the selection of Weinberg & Company, P.A. as independent registered public accounting firm of the Company for the year ending February 28, 2005;

      3. To elect two directors to the Company's Board of Directors, to hold office until their successors are elected and qualified or until their earlier resignation or removal; and

      4. To adopt the Company's 2005 Incentive Stock Plan.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      As of the Record Date, the Company's authorized capitalization consisted of 700,000,000 shares of Common Stock, of which * shares were issued and outstanding as of the Record Date. Holders of Common Stock of the Company have no preemptive rights to acquire or subscribe to any of the additional shares of Common Stock.

      Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. However, because stockholders holding at least a majority of the voting rights of all outstanding shares of capital stock as at the Record Date have voted in favor of the foregoing proposals by resolution dated *, 2005; and having sufficient voting power to approve such proposals through their ownership of capital stock, no other stockholder consents will be solicited in connection with this Information Statement.

      Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on *, 2005.

      The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

      This Information Statement will serve as written notice to stockholders pursuant to Section 222 of the General Corporation Law of the State of Delaware.

                   AMENDMENT TO THE ARTICLES OF INCORPORATION

      On *, 2005, the majority stockholders of the Company approved an amendment to the Company's Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 700,000,000 to 10,000,000,000 and to authorize the creation of 10,000,000 shares of "blank check" preferred stock. The Company currently has authorized capital stock of 700,000,000 shares and approximately * shares of Common Stock are outstanding as of the Record Date. The Board believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company's capital structure for such purposes as additional equity financing, and stock based acquisitions. The Company anticipates that the "blank check" preferred stock will be designated into classes as deemed appropriate by the Company in the future.

CREATION OF BLANK CHECK PREFERRED STOCK

      The amendment to the Company's Certificate of Incorporation, as amended, will create 10,000,000 authorized shares of "blank check" preferred stock. The proposed Amendment to the Company's Certificate of Incorporation, as amended, attached as Exhibit "A" to this information statement contains provisions related to the "blank check" preferred stock. The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Certificate of Incorporation as set forth in Exhibit "A."

      The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the board of directors to authorize and issue preferred stock from time to time in one or more series.

      Subject to the provisions of the Company's Certificate of Amendment to the Certificate of Incorporation and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to the best interests of the Company and its stockholders. The amendment to the Certificate of Incorporation, as amended, would give the board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as the board of directors deems to be in the best interests of the Company and its stockholders.

      The amendment will provide the Company with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its Common Stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. It is anticipated that such purposes may include exchanging preferred stock for Common Stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by the Company, or issuance as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

      Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

      While the amendment may have anti-takeover ramifications, the board of directors believes that the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the board of directors enabling the board of directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

INCREASE IN AUTHORIZED COMMON STOCK

      The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

      As of the Record Date, a total of * shares of the Company's currently authorized 700,000,000 shares of Common Stock are issued and outstanding. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

      The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its articles or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

      Except for the following, there are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized:

      o     Secured Convertible Notes

      To obtain funding for its ongoing operations, the Company has entered into Securities Purchase Agreements with several accredited investors, on the following dates for the sale of secured convertible notes and warrants:

      --------------------------------------------------------------------------------------------------------------------
         Transaction Date          Secured        Interest                  Conversion Price                   Warrants
                                 Convertible        Rate                                                         Sold
                                  Notes Sold
      --------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------------------
      --------------------------------------------------------------------------------------------------------------------
      May 2000                 $400,000          10%          $0.04 or 25% of market value                   4,000,000
      --------------------------------------------------------------------------------------------------------------------
      May 28, 2002             $75,000           12%          $.01  or  25% of the  average  of the  lowest  150,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      November 26, 2002        $250,000          15%          $.01  or  25% of the  average  of the  lowest  500,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      May 15, 2003             $25,000           15%          $.01  or  25% of the  average  of the  lowest  50,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      June 20, 2003            $25,000           15%          $.01  or  25% of the  average  of the  lowest  50,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      July 23, 2003            $25,000           15%          $.01  or  25% of the  average  of the  lowest  50,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      November 14, 2003        $50,000           15%          $.01  or  25% of the  average  of the  lowest  100,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      January 13, 2004         $50,000           15%          $.01  or  25% of the  average  of the  lowest  100,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      February 13, 2004        $25,000           15%          $.01  or  25% of the  average  of the  lowest  50,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      March 16, 2004           $100,000          15%          $.01  or  25% of the  average  of the  lowest  200,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      May 28, 2004             $550,000          15%          $.01  or  25% of the  average  of the  lowest  1,650,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------
      September 30, 2004       $250,000          15%          $.01  or  25% of the  average  of the  lowest  1,250,000
                                                              three  intraday  trading  prices  during  the
                                                              twenty  trading  days  immediately  preceding
                                                              conversion
      --------------------------------------------------------------------------------------------------------------------

      The secured convertible notes bear interest as described above, typically mature two years from the date of issuance or two years from when the company is in compliance with the terms of the securities purchase agreements, and are convertible into our common stock, at the investors' option, on the terms as described above. As of April 14, 2005, the average of the three lowest intraday trading prices for our common stock during the preceding 20 trading days as reported on the Pink Sheets was $.0016 and, therefore, the conversion price for the secured convertible notes was $.0004. Based on this conversion price, the $1,825,000 in secured convertible notes, excluding interest, were convertible into 4,562,500,000 shares of our common stock. If the Company's stock price should decrease, the Company will be required to issue substantially more shares, which will cause dilution to the Company's existing stockholders. There is no upper limit on the number of shares that may be issued, which will have the effect of further diluting the proportionate equity interest and voting power of holders of the Company's common stock.

      Although the full principal amount of the convertible notes are due upon default under certain terms of convertible notes, the investors have not declared a default under the convertible notes. The Company was obligated to register the resale of the conversion shares issuable upon conversion of the notes under the Securities Act of 1933, as amended, but has defaulted on this requirement as of today. The Company intends to file a registration statement as soon as it has shares eligible to be registered. In addition, management is also obligated, pursuant to the Securities Purchase Agreement, to vote in favor of an increase in the Company's common stock as well as to recommend such increase to the Company's stockholders. In the event that the increase in the Company's authorized common stock is not approved, an event of default will exist upon the Company's failure to rectify such default within ten days of receipt of a notice of default from the investor and the investor may demand that all interest owed on the secured convertible note be paid in either cash or common stock. Furthermore, upon the event of default, the investors have a first priority security interest in substantially all of our assets and can take possession of them upon an event of default.

      The following are the risks associated with entering into the Securities Purchase Agreements:

There Are a Large Number of Shares Underlying Our Secured Convertible Notes and Warrants That May be Available for Future Sale and the Sale of These Shares May Depress the Market Price of Our Common Stock.

      As of April 13, 2005, we had 699,995,037 shares of common stock issued and outstanding, secured convertible notes outstanding that may be converted into an estimated 4,562,500,000 shares of common stock at current market prices and outstanding warrants to purchase 8,150,000 shares of common stock. In addition, the number of shares of common stock issuable upon conversion of the outstanding secured convertible notes may increase if the market price of our stock declines. All of the shares, including all of the shares issuable upon conversion of the notes and upon exercise of our warrants, may be sold without restriction. The sale of these shares may adversely affect the market price of our common stock.

The Continuously Adjustable Conversion Price Feature of Our Secured Convertible Notes Could Require Us to Issue a Substantially Greater Number of Shares, Which Will Cause Dilution to Our Existing Stockholders.

      Our obligation to issue shares upon conversion of our secured convertible notes is essentially limitless. The following is an example of the amount of shares of our common stock that are issuable, upon conversion of our secured convertible notes (excluding accrued interest), based on market prices 25%, 50% and 75% below the market price as of April 13, 2005 of $0.0016 per share.

                                                   Number           % of
% Below       Price Per    With Discount         of Shares        Outstanding
Market           Share       at 75%              Issuable           Stock
------           -----       ------              --------           -----

25%             $.0012       $.0003          6,166,666,667          89.81%
50%             $.0008       $.0002          9,250,000,000          92.96%
75%             $.0004       $.0001         18,500,000,000          96.35%

      As illustrated, the number of shares of common stock issuable upon conversion of our secured convertible notes will increase if the market price of our stock declines, which will cause dilution to our existing stockholders.

The Continuously Adjustable Conversion Price feature of our Secured Convertible Notes May Encourage Investors to Make Short Sales in Our Common Stock, Which Could Have a Depressive Effect on the Price of Our Common Stock.

      The secured convertible notes are convertible into shares of our common stock at a 75% discount to the trading price of the common stock prior to the conversion. The significant downward pressure on the price of the common stock as the investors convert and sells material amounts of common stock could encourage short sales by investors. This could place further downward pressure on the price of the common stock. The investors could sell common stock into the market in anticipation of covering the short sale by converting their securities, which could cause the further downward pressure on the stock price. In addition, not only the sale of shares issued upon conversion or exercise of the secured convertible notes, but also the mere perception that these sales could occur, may adversely affect the market price of the common stock.

The Issuance of Shares Upon Conversion of the Secured Convertible Notes and Exercise of Outstanding Warrants May Cause Immediate and Substantial Dilution to Our Existing Stockholders.

      The issuance of shares upon conversion of the secured convertible notes and exercise of warrants may result in substantial dilution to the interests of other stockholders since the investors may ultimately convert and sell the full amount issuable on conversion. Although the investors may not convert their secured convertible notes and/or exercise their warrants if such conversion or exercise would cause them to own more than 4.9% of our outstanding common stock, this restriction does not prevent the investors from converting and/or exercising some of their holdings and then converting the rest of their holdings. In this way, the investors could sell more than this limit while never holding more than this limit. There is no upper limit on the number of shares that may be issued which will have the effect of further diluting the proportionate equity interest and voting power of holders of our common stock, including investors in this offering.

In The Event That Our Stock Price Declines, The Shares Of Common Stock Allocated For Conversion Of The Secured Convertible Notes to be Registered Pursuant To A Registration Statement May Not Be Adequate And We May Be Required to File A Subsequent Registration Statement Covering Additional Shares. If The Shares We Have Allocated And Plan to Register Are Not Adequate And We Are Required To File An Additional Registration Statement, We May Incur Substantial Costs In Connection Therewith.

      Based on our current market price and the potential decrease in our market price as a result of the issuance of shares upon conversion of the secured convertible notes, we have made a good faith estimate as to the amount of shares of common stock that we are required to register and allocate for conversion of the secured convertible notes. Accordingly, we plan to allocate and register at least 4,562,500,000 shares to cover the conversion of the secured convertible notes. In the event that our stock price decreases, the shares of common stock we have allocated for conversion of the secured convertible notes and plan to register may not be adequate. If the shares we allocate and register pursuant to the registration statement are not adequate and we are required to file an additional registration statement, we may incur substantial costs in connection with the preparation and filing of such registration statement.

If We Are Required for any Reason to Repay Our Outstanding Secured Convertible Notes, We Would Be Required to Deplete Our Working Capital, If Available, Or Raise Additional Funds. Our Failure to Repay the Secured Convertible Notes, If Required, Could Result in Legal Action Against Us, Which Could Require the Sale of Substantial Assets.

      Between 2000 and 2004, we entered into Securities Purchase Agreements for the sale of an aggregate of $1,850,000 principal amount of secured convertible notes. The secured convertible notes are due and payable, with interest, two years from the date of issuance or two years from when the company is in compliance with the terms of the securities purchase agreements, unless sooner converted into shares of our common stock. We currently have $1,850,000 secured convertible notes outstanding. In addition, any event of default such as our failure to repay the principal or interest when due, our failure to issue shares of common stock upon conversion by the holder, our failure to timely file a registration statement or have such registration statement declared effective, breach of any covenant, representation or warranty in the Securities Purchase Agreements or related convertible note, the assignment or appointment of a receiver to control a substantial part of our property or business, the filing of a money judgment, writ or similar process against our company in excess of $50,000, the commencement of a bankruptcy, insolvency, reorganization or liquidation proceeding against our company and the delisting of our common stock could require the early repayment of the secured convertible notes, including a default interest rate of 15% on the outstanding principal balance of the notes if the default is not cured with the specified grace period. We anticipate that the full amount of the secured convertible notes will be converted into shares of our common stock, in accordance with the terms of the secured convertible notes. If we are required to repay the secured convertible notes, we would be required to use our limited working capital and raise additional funds. If we were unable to repay the notes when required, the note holders could commence legal action against us and foreclose on all of our assets to recover the amounts due. Any such action would require us to curtail or cease operations.

We are Currently in Default under the Securities Purchase Agreements and Secured Convertible Notes and the Investors Have the Right to Take Possession of all Our Goods, Inventory, Contractual Rights and General Intangibles, Receivables, Documents, Instruments, Chattel Paper, and Intellectual Property.

      In connection with the Securities Purchase Agreements we entered into in between 2000 and 2004, we granted in favor of the investors a first priority security interest in all of our goods, inventory, contractual rights and general intangibles, receivables, documents, instruments, chattel paper, and intellectual property. Pursuant to the terms of the Securities Purchase Agreements, an event of default has occurred. Pursuant to the Security
Agreements, in the event of a default, the Investors have the right to take possession of the collateral, to operate our business using the collateral, and have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the collateral, at public or private sale or otherwise to satisfy our obligations under these agreements. As of the date of this filing, the Investors have not declared a default by the Company, although there can be no assurance that they will not declare a default in the future.

                     APPOINTMENT OF WEINBERG & COMPANY, P.A.

      The Board of Directors has appointed the firm of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for the year ending February 28, 2005. On *, 2005, the majority stockholders ratified the selection of Weinberg & Company, P.A. as the independent registered public accounting firm of the Company for the year ending February 28, 2005.

      The Company does not presently have an audit committee.

Review of the Company's audited financial statements for the fiscal year ended February 28, 2004

      The Board of Directors met and held discussions with management and the independent auditors. Management represented to the Board that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Board reviewed and discussed the consolidated financial statements with management and the independent auditors. The Board also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

      In addition, the Board discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Board the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

      The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended February 28, 2004, for filing with the Securities and Exchange Commission.

Audit Fees

      The aggregate fees billed by our auditors, for professional services rendered for the audit of the Company's annual financial statements for the years ended February 29, 2004 and February 28, 2003, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $133,345 and $102,372, respectively.

Tax Fees

      Weinberg & Company, P.A. did not bill the Company for tax related work during fiscal years 2004 or 2003.

All Other Fees

      Weinberg & Company, P.A. did not bill the Company for any other services during fiscal years 2004 or 2003.

      The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                              ELECTION OF DIRECTORS

      On *, 2005,  the  majority  stockholders  of the Company  elected  Paul S.
Lipschutz and Jay Lipschutz to the Company's Board of Directors for a term of one year. Following is information about each director, including biographical data for at least the last five years.

      The Board is responsible for supervision of the overall affairs of the Company. In fiscal 2004, the Board's business was conducted at two meetings of the board of directors. The Board now consists of one director, Paul Lipschutz. The term of each director continues until the next annual meeting or until successors are elected. The directors are:

Name                       Age              Position
--------------------------------------------------------------------------------
Paul S. Lipschutz          59               Chief Executive Officer and Director
Jay Lipschutz              37               Secretary

Directors are elected at each meeting of stockholders and hold office until the next annual meeting of stockholders and the election and qualifications of their successors. Executive officers are elected by and serve at the discretion of the board of directors.

Paul Lipschutz. Mr. Lipschutz has been our Chief Executive Officer and a director since 1992. Mr. Lipschutz is a 1967 graduate of The Wharton School of Finance and Commerce of the University of Pennsylvania. Jay Lipschutz and Paul Lipschutz are first cousins, once removed.

Jay Lipschutz. Mr. Lipschutz has been our Secretary since December 2001. From 1999 until December 2001, Mr. Lipschutz served as our director of shipping and receiving. Prior to 1999, Mr. Lipschutz served as the director of shipping and receiving at Children's Hospital of Philadelphia. Jay Lipschutz and Paul Lipschutz are first cousins, once removed.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during fiscal year 2004, we are not aware of any director, officer or beneficial owner of more than ten percent of the Company's Common Stock that, during fiscal year 2004, failed to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

As of April 13, 2005, there were 699,995,037 shares of common stock, par value $0.001 outstanding. The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 13, 2005:

      -     all directors

      - each person who is known by us to be the beneficial owner of more than five percent (5%) of the outstanding common stock

      -     each executive officer named in the Summary Compensation Table

      -     all directors and executive officers as a group

The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power. In addition, beneficial ownership includes any shares that the individual has the right to acquire within 60 days. Unless otherwise indicated, each person listed below has sole investment and voting power (or shares such powers with his or her spouse). In certain instances, the number of shares listed includes (in addition to shares owned directly), shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest.

Title of Class    Name and Address                 Amount of        Percent of
                  of Beneficial Owner              Beneficial         Class
                                                   Ownership           (1)

Common Stock      Paul S. Lipschutz                82,165,081 (2)     17.2%
                  1600 Lower State Road
                  Doylestown, PA 18901

Common Stock      Jay Lipschutz                       939,641            *
                  1600 Lower State Road
                  Doylestown, PA 18901

Common Stock      Shares of all directors and      83,104,722 (2)     17.4%
                  executive officers as a
                  group (2 persons)

Common Stock      Kenneth Adelberg                 43,250,000         10.2%
                  609 Longchamps Drive
                  Devon, PA 19333

Common Stock      Richard and Elizabeth Elmore     66,666,700         15.8%
                  1600 Lower State Road
                  Doylestown, PA 18901

Common Stock      Roy and Christine Mittman        56,009,524          8.0%
                  2006 Millpond Court
                  Wall, NJ 07719

* Represents less than 1%

(1) Based on 699,995,037 shares of common stock currently outstanding.

(2) Include 3,500,000 shares owned by Paul Lipschutz's wife, Marilyn Lonker, as to which Mr. Lipschutz disclaims beneficial ownership. Includes 375 shares owned by the estate of Harvey Benson, of which Mr. Lipschutz serves as Executor.

EXECUTIVE COMPENSATION

The following table sets forth for the fiscal year indicated the compensation paid by our company to our Chief Executive Officer and other executive officers with annual compensation exceeding $100,000:

                           Summary Compensation Table:

                                                                         Other
                                                           Annual      Restricted     Options       LTIP
  Name & Principal                Salary       Bonus      Compen-        Stock         SARs       Payouts      All Other
      Position          Year        ($)         ($)      sation ($)    Awards ($)      (#)(1)        ($)      Compensation
----------------------------------------------------------------------------------------------------------------------------
Paul S. Lipschutz,      2004    142,750 (1)     0            0           177,000         0           0            0
CEO                     2003    142,750 (1)     0            0            28,000         0           0            0
                        2002    142,750 (1)     0            0             1,500         0           0            0
----------------------------------------------------------------------------------------------------------------------------

(1) Mr. Lipschutz agreed to defer his salary in fiscal years 2004, 2003 and 2002 due to our financial condition and to help us secure financing. Mr. Lipschutz received an aggregate 30,588 shares of common stock as compensation for services in fiscal year 2002, 14,000,000 in fiscal year 2003 and 67,800,000 in fiscal year 2004.

EMPLOYMENT AGREEMENTS

      Mr. Lipschutz, our Chief Executive Officer, has an Employment Agreement with us which became effective on January 1, 1999 and which originally expired on January 1, 2004. At each anniversary date of the Employment Agreement, the Employment Agreement will extend for another year, unless either Mr. Lipschutz or we give ninety days prior notice of intent not to have the Agreement renewed. No notice was given on January 1, 2004; therefore the Employment Agreement has been extended to January 1, 2005. No notice was given on January 1, 2005, the term of the Employment Agreement will be extended to January 1, 2006.

      Under the Employment Agreement, Mr. Lipschutz was also granted options, which expired as of January 1, 2004.

      Mr. Lipschutz's initial base salary under the Employment Agreement for calendar year 1999 was $125,000. During the calendar year 2000 and for each year thereafter, Mr. Lipschutz is entitled to an additional salary based on our gross sales as follows:

                    Annual Revenues                    Additional Salaries
                    ---------------                    -------------------

               $1,000,000 to $1,999,999                     $25,000

               $2,000,000 to $2,999,999                     $50,000

               $3,000,000 to $4,999,999                     $75,000

        Each $1,000,000 increment thereafter                $25,000

      Beginning with calendar year 2001, Mr. Lipschutz's base salary will increase by 15% of the sum of his previous year's base salary and additional salary under the table above for the immediately preceding year. Mr. Lipschutz agree to forgo his 15% increase for calendar year ended 2004.

DIRECTORS' COMPENSATION

Each director receives 50,000 shares of our common stock per quarter for their services.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning options granted to executive officers named in the Summary Compensation Table during the fiscal year ended February 28, 2004:

-------------------------------------------------------------------------------
                  NUMBER OF       % OF TOTAL
                  SECURITIES      OPTIONS/SARS
                  UNDERLYING      GRANTED TO
                  OPTIONS/SARS    EMPLOYEES IN    EXERCISE OR BASE  EXPIRATION
NAME              GRANTED (#)     FISCAL YEAR     ($/SH)            DATE
-------------------------------------------------------------------------------
None
-------------------------------------------------------------------------------

                               STOCK OPTION PLANS

      None.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

      Beginning in fiscal year 1996, Mr. Lipschutz, our Chief Executive Officer, made various loans to us to assist with meeting our important expenditures.

      At February 29, 2004, the principal amount of Mr. Lipschutz's loan had increased to $46,170 through net borrowings. The loan accumulated $5,040 in interest during fiscal year 2004, and the loan had total accrued interest of $87,248 at February 29, 2004. The total amount owed to Mr. Lipschutz, with interest and principal on the loan, at February 29, 2004 was $133,418.

      We have no policy regarding entering into transactions with affiliated parties.

                            2005 INCENTIVE STOCK PLAN

      On *, 2005, the majority stockholders approved the 2005 Incentive Stock Plan (the "2005 Incentive Plan") and authorized 50,000,000 shares of Common Stock for issuance of stock awards and stock options thereunder. The following is a summary of principal features of the 2005 Incentive Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2005 Incentive Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Secretary at the Company's principal offices, Collectible Concepts Group, Inc., 1600 Lower State Road, Doylestown, PA 18901.

General

      The 2005 Incentive Plan was adopted by the Board of Directors. The Board of Directors has initially reserved 50,000,000 shares of Common Stock for issuance under the 2005 Incentive Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

      The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2005 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

      The primary purpose of the 2005 Incentive Plan is to attract and retain the best available personnel for the Company by granting stock awards and stock options in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. In the event that the 2005 Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

      The 2005 Incentive Plan will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2005 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

      Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

      Members of the Board of Directors who are eligible employees are permitted to participate in the 2005 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2005 Incentive Plan or the grant of any stock award or option pursuant to it, or serve on a committee appointed to administer the 2005 Incentive Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

      Under the 2005 Incentive Plan, stock awards and options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 2005 Incentive Plan.

Terms of Options

      The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

      (a) PURCHASE PRICE. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value (as set forth in the 2005 Incentive Plan), or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

      (b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

      (c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 2005 Incentive Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

      (d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

      (e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

      Except as otherwise provided in the 2005 Incentive Plan, any Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

      (f) TERMINATION, MODIFICATION AND AMENDMENT. The 2005 Incentive Plan (but not Options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board of Directors or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Nevada.

FEDERAL INCOME TAX ASPECTS OF THE 2005 INCENTIVE PLAN

      THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2005 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 STOCK INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

      The 2005 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2005 Incentive Plan.

      If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

      If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

      In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2005 Incentive Plan.

      The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

      The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

      Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2005 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                           ANNUAL AND QUARTERLY REPORT

Our Annual Report on Form 10-KSB for the fiscal year ended February 29, 2004 and our Quarterly Report on Form 10-QSB for the quarter ended November 30, 2004, as filed with the SEC, excluding exhibits, are being mailed to shareholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-KSB or Quarterly Report on Form 10-QSB free of charge to any shareholder upon written request to Jay Lipschutz, Secretary, Collectible Concepts Group, Inc., 1600 Lower State Road, Doylestown, PA 18901. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

                                            By Order of the Board of Directors,


                                            /s/ Paul S. Lipschutz

                                            Paul S. Lipschutz
                                            Chairman of the Board

Doylestown, Pennsylvania
April 14, 2005

EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                        COLLECTIBLE CONCEPTS GROUP, INC.

      The undersigned, being the Chief Executive Officer and Secretary of COLLECTIBLE CONCEPTS GROUP, INC., a corporation existing under the laws of the State of Delaware, do hereby certify under the seal of the said corporation as follows:

1. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

            "FOURTH: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

            The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

             Class            Par Value                  Authorized Shares
             -----            ---------                  -----------------
             Common           $0.001                      10,000,000,000
             Preferred        $0.001                          10,000,000
                                                         -----------------
             Totals:                                      10,010,000,000"

      2. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and a majority of the Corporation's stockholders in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Paul S. Lipschutz, its Chief Executive Officer, and Jay Lipschutz, its Secretary, this __ day of ________, 2005.

                                 COLLECTIBLE CONCEPTS GROUP, INC.


                                 By:
                                     ------------------------------------------
                                     Paul S. Lipschutz, Chief Executive Officer


                                 By:
                                     ------------------------------------------
                                      Jay Lipschutz, Secretary